Exhibit 99.3

January 2014

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	December 2013	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012

Ratios (percent)
Return on average assets	1.24	1.35	1.94	1.41	1.33	1.23	1.32	1.49
Return on average common equity	10.8	12.1	17.3	12.5	11.5	10.4	11.4	13.1
Average Bancorp shareholders’ equity as a percent of average assets	11.51	11.71	11.64	11.38	11.65	11.82	11.58	11.49
Net interest margin(a)	3.21	3.31	3.33	3.42	3.49	3.56	3.56	3.61
Efficiency(a)	61.5	59.2	53.2	59.8	65.2	63.7	59.4	58.3
Net losses charged off as a percent of average loans and leases	0.67	0.49	0.51	0.63	0.70	0.75	0.88	1.08
ALLL as a percent of portfolio loans and leases	1.79	1.92	1.99	2.08	2.16	2.32	2.45	2.59
Allowance for credit losses as a percent of portfolio loans and leases	1.97	2.11	2.18	2.28	2.37	2.53	2.66	2.81
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	1.10	1.16	1.32	1.41	1.49	1.73	1.96	2.03
Allowance for loan and lease losses as a percent of nonperforming assets(b)	161	165	151	147	144	133	125	127
Allowance for credit losses as a percent of nonperforming assets(b)	178	182	165	161	158	145	136	138
Common Share Data
Earnings per share	$0.44	$0.47	$0.67	$0.47	$0.44	$0.39	$0.41	$0.46
Earnings per diluted share	$0.43	$0.47	$0.65	$0.46	$0.43	$0.38	$0.40	$0.45
Cash dividends per common share	0.12	0.12	0.12	0.11	0.10	0.10	0.08	0.08
Book value per share	15.85	15.84	15.56	15.42	15.10	14.84	14.56	14.30
Common shares outstanding, excluding treasury	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340
Market price per share:
High	$21.04	$19.69	$18.60	$16.61	$16.16	$15.95	$14.67	$14.73
Low	17.50	18.04	15.80	15.35	13.75	13.07	12.04	12.78
End of period	21.03	18.05	18.05	16.31	15.20	15.51	13.40	14.04
Supplemental Data
Common dividends declared ($ in millions)	$103	$106	$102	$96	$88	$89	$74	$74
Full-time equivalent employees	19,446	20,256	20,569	20,744	20,798	20,789	20,888	21,206
Banking centers	1,320	1,326	1,326	1,320	1,325	1,320	1,322	1,315
ATMs	2,586	2,374	2,433	2,426	2,415	2,404	2,409	2,404

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2013	2013	2013	2013	2012	2012	2012	2012
Income Statement ($ in millions)
Interest income (FTE)	$1,007	$997	$989	$1,000	$1,020	$1,027	$1,031	$1,045
Interest expense	102	99	104	107	117	120	132	142

Net interest income (FTE)	905	898	885	893	903	907	899	903
Provision for loan and lease losses	53	51	64	62	76	65	71	91
Noninterest income:
Service charges on deposits	142	140	136	131	134	128	130	129
Investment advisory revenue	98	97	98	100	93	92	93	96
Corporate banking revenue	94	102	106	99	114	101	102	97
Mortgage banking net revenue	126	121	233	220	258	200	183	204
Card and processing revenue	71	69	67	65	66	65	64	59
Other noninterest income	170	185	414	109	215	78	103	175
Securities gains, net	2	2	—	17	2	2	3	9
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	5	6	2	(2)	5	—	—

Total noninterest income	703	721	1,060	743	880	671	678	769
Noninterest expense:
Salaries, wages and incentives	388	389	404	399	416	399	393	399
Employee benefits	78	83	83	114	96	79	84	112
Net occupancy expense	77	75	76	79	76	76	74	77
Technology and communications	53	52	50	49	52	49	48	47
Equipment expense	29	29	28	28	27	28	27	27
Card and processing expense	37	33	33	31	31	30	30	30
Other noninterest expense	327	298	361	278	465	345	281	281

Total noninterest expense	989	959	1,035	978	1,163	1,006	937	973
Income before income taxes (FTE)	566	609	846	596	544	507	569	608
Taxable equivalent adjustment	5	5	5	5	4	4	4	5

Income before income taxes	561	604	841	591	540	503	565	603
Applicable income tax	159	183	250	179	144	139	180	173

Net income	$402	$421	$591	$412	$396	$364	$385	$430
Less: Net income attributable to noncontrolling interests	—	—	—	(10)	(3)	1	—	—

Net income attributable to Bancorp	$402	$421	$591	$422	$399	$363	$385	$430
Dividends on preferred stock	19	—	9	9	9	9	9	9

Net income available to common shareholders	$383	$421	$582	$413	$390	$354	$376	$421

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,094	$12,762	$12,426	$11,878	$11,685	$11,594	$13,093	$12,860
Tier II capital	4,348	3,674	3,675	3,853	4,131	4,183	4,188	4,076

Total risk-based capital	$16,442	$16,436	$16,101	$15,731	$15,816	$15,777	$17,281	$16,936

Risk-weighted assets	$116,836	$114,544	$112,285	$109,626	$109,699	$106,858	$106,398	$105,412

Tier I risk-based capital ratio	10.35%	11.14%	11.07%	10.83%	10.65%	10.85%	12.31%	12.20%
Total risk-based capital ratio	14.07%	14.35%	14.34%	14.35%	14.42%	14.76%	16.24%	16.07%
Tier I leverage ratio	9.64%	10.58%	10.40%	10.03%	10.05%	10.09%	11.39%	11.31%
Tier I common equity ratio	9.38%	9.88%	9.43%	9.70%	9.51%	9.67%	9.77%	9.64%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December	September	June	March	December	September	June	March
	2013	2013	2013	2013	2012	2012	2012	2012
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,178	$2,887	$2,390	$2,186	$2,441	$2,490	$2,393	$2,235
Available-for-sale and other securities	18,597	18,080	16,187	15,263	15,207	15,402	15,552	16,093
Held-to-maturity securities	208	265	274	283	284	287	305	321
Trading securities	343	246	219	218	207	205	200	195
Other short-term investments	5,116	2,622	1,109	2,286	2,421	1,286	1,964	1,628

Total cash and securities	27,442	24,100	20,179	20,236	20,560	19,670	20,414	20,472
Loans held for sale	944	1,330	2,148	2,691	2,939	1,802	1,863	1,584
Portfolio loans and leases	88,614	87,231	87,032	85,676	85,782	83,059	82,359	82,113

Total loans and leases	89,558	88,561	89,180	88,367	88,721	84,861	84,222	83,697
Allowance for loan and lease losses	(1,582)	(1,677)	(1,735)	(1,783)	(1,854)	(1,925)	(2,016)	(2,126)
Bank premises and equipment	2,531	2,528	2,540	2,540	2,542	2,520	2,506	2,485
Operating lease equipment	730	707	645	598	581	542	511	495
Goodwill	2,416	2,416	2,416	2,416	2,416	2,417	2,417	2,417
Intangible assets	19	21	23	25	27	30	33	36
Servicing rights	971	919	899	772	697	679	736	767
Other real estate owned	299	312	301	316	320	356	338	383
Other assets	8,059	7,786	8,912	7,895	7,884	8,333	8,382	8,121

Total assets	$130,443	$125,673	$123,360	$121,382	$121,894	$117,483	$117,543	$116,747

Liabilities
Deposits:
Demand	$32,634	$30,153	$30,097	$30,027	$30,023	$27,606	$26,251	$26,385
Interest checking	25,875	23,527	22,878	23,175	24,477	22,891	23,197	23,971
Savings	17,045	17,583	18,448	19,339	19,879	20,624	22,011	22,245
Money market	11,644	10,433	9,247	8,613	6,875	5,285	4,223	4,275
Foreign office	1,976	1,409	1,570	1,089	885	1,059	1,265	1,251
Other time	3,530	3,524	3,793	3,909	4,015	4,167	4,261	4,446
Certificates—$100,000 and over	6,571	7,497	7,374	5,472	3,284	2,978	3,065	3,162
Other foreign office	—	—	47	—	79	78	—	56

Total deposits	99,275	94,126	93,454	91,624	89,517	84,688	84,273	85,791
Federal funds purchased	284	225	636	386	901	686	641	319
Other short-term borrowings	1,380	3,487	2,112	2,439	6,280	5,503	4,613	2,877
Other liabilities	5,245	5,057	5,941	4,693	4,347	4,710	4,507	4,502
Long-term debt	9,633	8,098	6,940	8,320	7,085	8,127	9,685	9,648

Total liabilities	115,817	110,993	109,083	107,462	108,130	103,714	103,719	103,137

Equity
Common and preferred equity	15,802	15,085	15,292	14,315	13,975	13,648	13,402	13,154
Net unrealized gains (losses):
Available-for-sale securities	121	268	203	381	412	494	476	487
Qualifying cash flow hedges	13	31	29	37	50	62	69	73
Accumulated other comprehensive income related to employee benefit plans	(52)	(81)	(83)	(85)	(87)	(88)	(91)	(92)
Treasury stock, at cost	(1,295)	(662)	(1,202)	(766)	(634)	(398)	(83)	(62)

Total Bancorp shareholders’ equity	14,589	14,641	14,239	13,882	13,716	13,718	13,773	13,560
Noncontrolling interests	37	39	38	38	48	51	51	50

Total equity	14,626	14,680	14,277	13,920	13,764	13,769	13,824	13,610

Total liabilities and equity	$130,443	$125,673	$123,360	$121,382	$121,894	$117,483	$117,543	$116,747

Share Data
Preferred shares outstanding—Series G	—	—	16,442	16,450	16,450	16,450	16,450	16,450
Preferred shares outstanding—Series H	24,000	24,000	24,000	—	—	—	—	—
Preferred shares outstanding—Series I	18,000	—	—	—	—	—	—	—
Common shares outstanding, excluding treasury	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340
Treasury shares held	68,586,836	36,863,042	72,418,626	49,247,856	41,740,524	26,425,263	4,979,328	3,836,240

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2013	2013	2013	2013	2012	2012	2012	2012
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$88,865	$89,154	$89,473	88,880	$86,180	$84,829	$84,508	$83,757
Taxable securities	18,383	16,590	15,346	15,224	15,187	15,005	15,548	15,313
Tax exempt securities	48	44	55	51	57	48	62	59
Other short-term investments	4,612	1,894	1,561	1,571	1,521	1,535	1,558	1,363

Total interest-earning assets	111,908	107,682	106,435	105,726	102,945	101,417	101,676	100,492
Cash and due from banks	2,956	2,380	2,359	2,225	2,442	2,368	2,264	2,345
Other assets	14,986	15,015	15,198	15,016	15,468	15,749	15,835	15,734
Allowance for loan and lease losses	(1,671)	(1,731)	(1,780)	(1,850)	(1,912)	(2,013)	(2,121)	(2,246)

Total assets	$128,179	$123,346	$122,212	$121,117	$118,943	$117,521	$117,654	$116,325

Liabilities
Interest-bearing liabilities:
Interest checking	$24,650	$23,116	$22,796	$23,763	$23,556	$22,967	$23,548	$22,308
Savings	17,323	18,026	18,864	19,576	20,216	21,283	22,143	21,944
Money market	11,285	9,693	8,918	7,932	6,026	4,776	4,258	4,543
Foreign office	1,717	1,755	1,418	1,102	1,174	1,345	1,321	2,277
Other time	3,529	3,676	3,859	3,982	4,094	4,224	4,359	4,551
Certificates—$100,000 and over	7,456	7,315	6,519	4,017	3,084	3,016	3,130	3,178
Other foreign office	—	17	10	40	32	32	23	19
Federal funds purchased	301	464	560	691	794	664	408	370
Other short-term borrowings	2,177	1,675	2,867	5,429	4,553	4,856	4,303	3,261
Long-term debt	9,135	7,453	7,552	7,506	7,891	8,863	9,669	9,768

Total interest-bearing liabilities	77,573	73,190	73,363	74,038	71,420	72,026	73,162	72,219
Demand deposits	30,765	30,655	29,682	28,565	29,223	27,127	26,351	26,063
Other liabilities	5,045	5,023	4,908	4,687	4,394	4,430	4,462	4,627

Total liabilities	113,383	108,868	107,953	107,290	105,037	103,583	103,975	102,909
Equity	14,796	14,478	14,259	13,827	13,906	13,938	13,679	13,416

Total liabilities and equity	$128,179	$123,346	$122,212	$121,117	$118,943	$117,521	$117,654	$116,325

Average loans and leases (excluding held for sale)	$87,895	$87,272	$86,707	$85,903	$83,943	$82,888	$82,586	$81,500
Average common shares outstanding:
Basic	868,077,089	880,182,513	858,582,710	870,923,074	884,676,065	904,474,989	913,540,510	915,225,816
Diluted	877,510,663	888,111,269	900,625,454	913,163,262	925,585,306	944,820,608	954,622,463	957,415,527

Quarterly Data

	Three Months Ended
	December	September	June	March	December	September	June	March
	2013	2013	2013	2013	2012	2012	2012	2012
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$39,347	$38,260	$37,868	$36,782	$36,077	$33,357	$32,625	$32,203
Commercial mortgage loans	8,069	8,058	8,450	8,777	9,116	9,368	9,697	9,976
Commercial construction loans	1,041	879	758	699	707	683	834	916
Commercial leases	3,626	3,572	3,570	3,568	3,549	3,549	3,471	3,512

Subtotal—commercial	52,083	50,769	50,646	49,826	49,449	46,957	46,627	46,607
Consumer:
Residential mortgage loans	13,570	13,832	14,513	14,713	14,873	13,449	13,218	12,523
Home equity	9,246	9,356	9,531	9,727	10,018	10,238	10,377	10,493
Automobile loans	11,984	12,072	12,015	11,741	11,972	11,912	11,739	11,832
Credit card	2,294	2,157	2,114	2,043	2,097	1,994	1,943	1,896
Other consumer loans and leases	381	375	361	317	312	311	318	346

Subtotal—consumer	37,475	37,792	38,534	38,541	39,272	37,904	37,595	37,090

Total loans and leases	$89,558	$88,561	$89,180	$88,367	$88,721	$84,861	$84,222	$83,697

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$38,846	$38,145	$37,636	$36,423	$34,311	$33,124	$32,770	$31,421
Commercial mortgage loans	8,051	8,280	8,627	8,978	9,209	9,592	9,873	10,077
Commercial construction loans	955	797	717	700	697	751	886	1,008
Commercial leases	3,579	3,574	3,553	3,557	3,509	3,483	3,471	3,543

Subtotal—commercial	51,431	50,796	50,533	49,658	47,726	46,950	47,000	46,049
Consumer:
Residential mortgage loans	13,544	14,333	14,984	14,866	14,028	13,458	13,059	12,928
Home equity	9,296	9,432	9,625	9,872	10,129	10,312	10,430	10,606
Automobile loans	12,019	12,083	11,887	12,096	11,944	11,812	11,755	11,882
Credit card	2,202	2,140	2,071	2,069	2,029	1,971	1,915	1,926
Other consumer loans and leases	373	370	373	319	324	326	349	366

Subtotal—consumer	37,434	38,358	38,940	39,222	38,454	37,879	37,508	37,708

Total average loans and leases	$88,865	$89,154	$89,473	$88,880	$86,180	$84,829	$84,508	$83,757

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$387	$391	$551	$618	$665	$808	$1,002	$994
Nonaccrual loans held for sale	6	11	15	16	25	38	55	110
Restructured loans—commercial (nonaccrual) held for sale	—	—	—	3	4	5	5	7
Restructured loans and leases (nonaccrual) portfolio	364	379	358	333	364	345	340	358
Other assets, including other real estate owned	229	244	241	259	257	293	277	321

Total nonperforming assets	$986	$1,025	$1,165	$1,229	$1,315	$1,489	$1,679	$1,790

Ninety days past due loans and leases	$103	$156	$152	$164	$195	$201	$203	$216

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$287	$310	$356	$323	$345	$401	$471	$489
Commercial mortgage loans	146	187	235	260	296	356	449	470
Commercial construction loans	31	34	47	74	85	93	123	146
Residential mortgage loans	165	166	202	221	237	254	260	265
Other consumer loans and leases	128	84	84	92	95	93	99	99

Total nonperforming loans and leases (including held for sale)	$757	$781	$924	$970	$1,058	$1,197	$1,402	$1,469

Credit Charge-Offs ($ in millions)
Gross charge-offs	($183)	($141)	($145)	($168)	($177)	($188)	($219)	($253)
Recoveries	35	32	33	35	30	32	38	$33

Net losses charged off	($148)	($109)	($112)	($133)	($147)	($156)	($181)	($220)